UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):February 15, 2022

INSMED INCORPORATED
Exact name of registrant as specified in its charter)

Virginia	000-30739	54-1972729
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

700 US Highway 202/206 Bridgewater, New Jersey	08807 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (908) 977-9900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	INSM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On February 17, 2022, Insmed Incorporated (the “Company”) issued a press release regarding its financial results for the three months and fiscal year ended December 31, 2021. A copy of this press release is furnished herewith as Exhibit 99.1 pursuant to this Item 2.02. The slide presentation to be used during the conference call referenced in the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information contained herein, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2022, Steinar J. Engelsen, M.D. notified the board of directors (the “Board”) of the Company that he will not stand for re-election to the Board upon the expiration of his current term as a Class I director, which occurs at the Company’s 2022 Annual Meeting of Shareholders (the “Annual Meeting”). Dr. Engelsen will continue to serve as a member of the Board and of the Audit Committee and Science and Technology Committee of the Board until the Annual Meeting. Dr. Engelsen’s decision not to stand for re-election to the Board was not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release by Insmed Incorporated on February 17, 2022.
99.2	Insmed Incorporated February 17, 2022 Presentation.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSMED INCORPORATED

Dated: February 17, 2022	By:	/s/ Michael Smith
	Name:	Michael Smith
	Title:	General Counsel and Corporate Secretary